UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

NABRIVA THERAPEUTICS AG

(Exact Name of Registrant as Specified in its Charter)

Republic of Austria	001-37558	Not applicable
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

Leberstrasse 20 1110 Vienna, Austria	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +43 (0)1 740 930

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On February 8, 2017, Nabriva Therapeutics AG (the “Company”) issued a press release announcing its upcoming participation in two investor conferences on February 15, 2017 and February 22, 2017.  Information about accessing a live webcast and a subsequent replay of the Company’s presentation at each of the investor conferences is included in the press release, which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Form 8-K.

The Company also intends to meet with additional investors and analysts over the course of the next several weeks. A copy of the materials to be used at these meetings, which will also be referenced at the Company’s presentations at its upcoming investor conferences, is attached hereto as Exhibit 99.2 and is incorporated by reference into this Form 8-K.

The information in this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS AG

Date: February 14, 2017	By:	/s/ Colin Broom
Colin Broom
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 8, 2017

99.2	Presentation materials dated February 2017